Palmer Square Opportunistic Income Fund

Supplement dated May 30, 2017, to the
Prospectus dated December 1, 2016.

Effective June 1, 2017 (the “Effective Date”), the minimum initial investment for the Palmer Square Opportunistic Income Fund (the “Fund”) will be lowered from $5 million to $250,000.  As a result, as of the Effective Date, all references to the minimum initial investment in the Prospectus are updated accordingly.  The minimum investment for subsequent purchases of Fund shares will continue to be $2,500.

Please file this Supplement with your records.